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                                                                    EXHIBIT 99.9

                            SUNRISE TELEVISION CORP.
                             STC BROADCASTING, INC.

                   NON-QUALIFIED STOCK OPTION LETTER AGREEMENT

TO:      NAME
         ADDRESS

         We are pleased to inform you that you have been selected by STC Broadcasting, Inc. ("STC") to receive a non-qualified option (the "Option") of Sunrise Television Corp. (the "Company") under the Company's 2002 Stock Option Plan (the "Plan") to purchase _______ shares of the Company's Class B common stock, $.01 par value per share (the "Common Stock"), at an exercise price of $______ per share. A copy of the Plan is attached to and incorporated into this Letter Agreement by this reference. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

         The terms of the Option are as set forth in the Plan and in this Letter Agreement. The most important of the terms are summarized as follows:

         TERM: The term of the Option is ten (10) years from date of grant, unless sooner terminated.

         EXERCISE: Only you can exercise the Option during your lifetime. The Plan also provides for exercise of the Option by the personal representative of your estate, by a Person who acquired the right to exercise the Option by inheritance or bequest or otherwise by reason of your death or by your legal representative as a result of your Disability. You may use the Notice of Exercise of Non-qualified Stock Option in the form attached to this Letter Agreement when you exercise the Option.

         PAYMENT FOR SHARES:  The Option may be exercised by the delivery of:

         (a) Cash, personal check (unless, at the time of exercise, the Committee determines otherwise), bank-certified check or cashier's check;

         (b) Unless the Committee, in its sole discretion, determines otherwise, shares of the Company's capital stock held by you for at least six months having a fair market value at the time of exercise, as determined in good faith by the Committee, equal to the exercise price;

         (c) After such time as the stock is publicly traded, unless the Committee in its sole discretion determines otherwise, a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price; or


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         (d) A full recourse promissory note in the original principal amount of the exercise price of the Option, with such terms as the Committee may prescribe, including a fixed interest rate set by the Committee, and the shares of Common Stock acquired with the proceeds of such note shall be pledged as collateral for the repayment for such note.

         WITHHOLDING TAXES: As a condition to the exercise of the options, you shall make such arrangements as the Company may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Company shall have the right to retain without notice sufficient shares of Common Stock to satisfy the withholding obligation. To the extent permitted or required by the Company, you may satisfy the withholding obligation by electing to have the Company or a Related Entity withhold from the shares to be issued pon exercise that number of shares having a Fair Market Value equal to the amount to be withheld.

         TERMINATION:

         a)       Termination for Cause; Voluntary Termination: Notwithstanding
                  Section 7.f of the Plan, the following provision shall apply. If the Company terminates your services for Good Cause or you voluntarily terminate your services or relationship with the Company other than in connection with a Termination Event of the type specified in clause (ii) of the definition thereof, the unexercised portion of the Option, whether vested or not, as of the date of such termination shall be immediately forfeited.

         b) Death: In the event of your death, the personal representative or your estate or a Person who acquired the right to exercise the Option by inheritance or bequest or otherwise by reason of your death shall have 180 days from the date of your death to exercise the then vested but unexercised portion of the Option as of the date of your death.

         c) Disability: In the event of your Disability, you or your legal representative shall have 180 days from the date of your Disability to exercise the then vested but unexercised portion of the Option as of the date your services were terminated as a result of your Disability.

         d) Other Termination. In the event your services rendered to the Company terminate for any reason (other than (i) those reasons specified in paragraphs (a), (b) or (c) above, (ii) in connection with the termination of the Management Services Agreement by the Company without Cause (as defined in the Management Services Agreement) or (iii) in connection with the termination of the Management Services Agreement by the Manager with Good Reason (as defined in the Management Services Agreement)), you shall have 30 days from the date of such termination to exercise the then vested but unexercised portion of the Option as of the date of such termination; for the avoidance of doubt, the Option may be exercised at any point during the Term if your services are terminated pursuant to clauses (ii) or (iii) above.


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         e)       No Extension of the Ten-Year Expiration Date: The 180-day
                  period referred to in paragraphs (b) and (c) above shall not extend beyond the ten-year expiration date of the Option.

         TRANSFER OF OPTION: The Option is not transferable except by will or by the applicable laws of descent and distribution. During your lifetime, the Option shall be exercisable only by your or, in the event that a legal representative has been appointed in connection with your Disability, such legal representative.

         VESTING: Unless accelerated in accordance with the Plan or this letter agreement, the Option shall vest and become exercisable according to the following schedule:

                    Period                                  Portion of Total Option That is Exercisable
                    ------                                  -------------------------------------------
From January 7, 2002 through and including April 6, 2002                      8.33%

From April 7, 2002 through and including July 6, 2002                         8.33%

From July 7, 2002 through and including October 6, 2002                       8.33%

From October 7, 2002 through and including January 6, 2003                    8.33%

From January 7, 2003 through and including April 6, 2003                      8.33%

From April 7, 2003 through and including July 6, 2003                         8.33%

From July 7, 2003 through and including October 6, 2003                       8.33%

From October 7, 2003 through and including January 6, 2004                    8.33%

From January 7, 2004 through and including April 6, 2004                      8.33%

From April 7, 2004 through and including July 6, 2004                         8.33%

From July 7, 2004 through and including October 6, 2004                       8.33%

From October 7, 2004 through and including January 6, 2005                    8.34%

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         CHANGE OF CONTROL; CERTAIN TERMINATION EVENTS: In the event of a Change of Control, the Committee shall provide not less than ten days' prior written notice of such event to you and the Option (whether vested or not) shall immediately vest and be exercisable in full beginning not less than the earlier of (i) ten days prior to the occurence of such Change of Control or (ii) such other date specified in the Committee's notice; provided that if any such event is of a type or nature such that ten days prior written notice thereof is not feasible, then the Committee shall provide notice to you of such event as promptly as possible and the Option (whether vested or not) shall immediately vest and be exercisable in full on the date specified in the Committee's notice (which shall be not less than fifteen (15) days from the date of such notice), or, if no such date is specified, within thirty (30) days after the date upon which the Committee provided notice. In the event that your services to the Company are terminated in connection with the termination of the Management Services Agreement by the Company without Cause (as defined in the Management Services Agreement) or in connection with the termination of the Management Services Agreement by the Manager with Good Reason (as defined in the Management Services Agreement)), the Option (whether vested or not) shall immediately vest and be exercisable in full.

         PURCHASE OPTION: In the event: your services to or other relationship with the Company terminates for any reason or a Change of Control occurs, the Company shall have the right to give notice within one year of such termination or Change of Control, as applicable, of the Company's election to purchase any or all unexercised portion of the Option and all shares of Common Stock issued as a result of the exercise of the Option, whether held by you, your assignees (in the case of shares of Common Stock), your legal representative (in the case of your Disability), your executor or administrator of your estate (in the case of your death) or any Person who acquires such shares or the Option as a result of your death, as applicable. The purchase price, in the case of shares of Common Stock, shall be the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option times the number of shares being purchased, and in the case of the Option, the Fair Market Value per share (less the applicable per share Option exercise price) times the number of vested shares (including by acceleration) subject to such Option which are being purchased. The Company's Purchase Option shall cease to exist upon the consummation of a Qualifying Public Offering.

         DATE OF ACT: The grant of the Option shall be effective as of January 7, 2002.

         ARBITRATION: As a condition of the Company's grant of the Option to you, you agree that all disputes between you and the Company shall be resolved by final and binding arbitration in accordance with the provisions of this section. This agreement to arbitrate shall remain in effect after termination of this Agreement with respect to any disputes arising out of events occurring during the term hereof or arising out of or relating to this Agreement. A party intending to assert a claim must serve, by hand delivery or a form of mail that requires a signed return receipt, a written demand for arbitration on the other party. The demand, if against the Company, must be served on a Vice President or higher-level officer of the Company. The demand must describe the basis of the claim with reasonable specificity and the remedy requested. The demand must

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be received by the person served within the time limitation set forth below. The arbitration shall be conducted in accordance with the then-prevailing Employment Dispute Resolution Rules of the American Arbitration Association.
Notwithstanding the foregoing, the following discovery limitations shall apply to the arbitration proceeding: each party may take the deposition of one individual only and any expert witness designated by the other party; both parties shall have the right to subpoena witnesses and documents, but additional discovery may be had only if the arbitrator so orders after determining there is a substantial need for the information. Notwithstanding any longer statutes of limitation provided by law, no claim of any nature whatsoever may be brought by either party against the other, in arbitration or otherwise, unless a written demand for arbitration is served on the other party within thirty (30) days after the claim accrued; i.e., within thirty (30) days from the date on which the act or event (or failure to act) on which the claim is based occurred. The arbitrator shall be authorized to award such relief as is available under the applicable state or federal law on which the claim is based.

         REGISTRATION. The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities laws to permit exercise of the Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. You (or in the event of your death or, in the event a legal representative has been appointed in connection with your Disability, the Person exercising the Option) shall, as a condition to your right to exercise the Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of the Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.

         Certificates for Common Stock, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                  "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS."

The foregoing legend may not be required for Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.



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         Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Letter Agreement and return it to the undersigned.


                                                     Very truly yours,

                                                     STC BROADCASTING, INC.


                                                     By:
                                                        ------------------------
                                                     Name:
                                                          ----------------------
                                                     Title:
                                                           ---------------------


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                          ACCEPTANCE AND ACKNOWLEDGMENT

     I, a resident of the State of ____________________, accept the non-qualified stock option described above and in Sunrise Television Corp.'s 2002 Stock Option Plan (the "Plan") and acknowledge receipt of a copy of this Letter Agreement and the Plan, and agree to be bound by the same. I have read and understand the Plan.




------------------------                             ---------------------------
Social Security Number                               Employee Signature

                                                     ---------------------------
                                                     Print Name

                                                     Date:
                                                          ----------------------

                                                     Address
                                                            --------------------

                                                            --------------------

                                                            --------------------



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                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION


To:  STC Broadcasting, Inc.

         I, a resident of the State of ____________________, hereby exercise my non-qualified stock option granted by STC Broadcasting, Inc. (the "Company") subject to all the terms and provisions thereof and of the 2002 Stock Option Plan referred to therein, and notify the Company of my desire to purchase __________ shares of Common Stock (the "Securities") of Sunrise Television Corp. ("Sunrise") at the exercise price of $__________ per share, which were offered to me pursuant to my non-qualified stock option.

         I hereby represent and warrant that I have (1) been furnished with a copy of the Plan and all information that I deem necessary to evaluate the merits and risks of the purchase of the Securities; (2) had the opportunity to ask questions and receive answers concerning the information that I have received regarding the Securities and Sunrise; and (3) been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Securities and Sunrise.



------------------------                             ---------------------------
Social Security Number                               Employee Signature

                                                     ---------------------------
                                                     Print Name

                                                     Date:
                                                          ----------------------

                                                     Address
                                                            --------------------

                                                            --------------------

                                                            --------------------


                                                     ---------------------------
                                                     For: STC Broadcasting, Inc.